UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2014

LCA-VISION INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27610	11-2882328
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 792-9292

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2014 LCA-Vision Inc. issued a press release to report that ISS and Glass, Lewis had recommended that LCA-Vision stockholders should vote in favor of the proposed acquisition by PhotoMedex, Inc. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events.

The press release attached as Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of LCA-Vision Inc. dated April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

/s/ Amy Kappen

Amy Kappen

Chief Financial Officer

Date: April 23, 2014